UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☑	Soliciting Material Under § 240.14a-12
Avanos Medical, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Important Information

The following communications relate to the proposed acquisition of Avanos Medical, Inc., a Delaware corporation (the “Company” or “Avanos”), by A-AV Holdco I, Inc., a Delaware corporation (“Parent”) that is affiliated with American Industrial Partners (“AIP”), and AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to the Agreement and Plan of Merger, dated as of April 13, 2026, by and among the Company, Parent and Merger Subsidiary.

On April 14, 2026, the Company distributed: (i) a communication from the Company to its customers and partners; (ii) an email message to all employees of the Company; (iii) a set of frequently asked questions for employees; and (iv) a set of key messages made available to the Company’s employees in a town hall meeting.

Important Additional Information

In connection with the proposed transactions, Avanos intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement (if and when available) will be mailed to stockholders of Avanos. Avanos may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Proxy Statement or any other document that Avanos may mail to its stockholders in connection with the proposed transactions.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Avanos Medical, Inc., its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Avanos’ stockholders in connection with proposed transactions under the rules of the SEC. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions when they become available. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in its securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investors section of Avanos’ website at www.avanos.com.

Subject: An Exciting New Chapter for Avanos

Dear Valued Partner,

I’m reaching out with an exciting update on the future of Avanos Medical. We are thrilled to announce that Avanos has entered into an agreement to be acquired by affiliates of American Industrial Partners, a leading, operationally-oriented private equity firm. This transaction is an exciting step forward for Avanos that we are confident will enable us to be an even stronger partner to you.

While Avanos will no longer be public, we aren’t changing our focus or who we are as a company. We are taking this step to ensure Avanos is better positioned for continued long-term growth and success. In partnering with AIP, Avanos will become a private company with enhanced focus and flexibility, and we will have strong backing to continue to invest in our innovation roadmap, strengthen our competitive position, and scale the business over time.

In terms of next steps, we expect the transaction to close by the second half of 2026, subject to customary conditions and approvals. Importantly, it is business as usual for us, and we do not expect any impact to our day-to-day operations or how we work with you. We remain committed to delivering the high-quality, innovative medical solutions that you have come to expect from Avanos.

If you have any further questions, please don’t hesitate to reach out to your usual contact.

We appreciate your continued partnership and support Avanos as we enter this new chapter.

Sincerely,

Dave Pacitti
Chief Executive Officer

Forward-Looking Statements

This document contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “will,” or “positioned,” and similar expressions. These “forward-looking statements” include statements about the acquisition and related transactions, including the timing of the completion of the acquisition and the potential benefits of the acquisition, which reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Avanos’ actual results may differ materially from its expectations or projections. The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements: (i) uncertainties as to the timing of the acquisition, (ii) the possibility that competing acquisition proposals will be made; (iii) the possibility that Avanos will terminate the merger agreement to enter into an alternative transaction; (iv) the possibility that various closing conditions for the transactions contemplated by the merger agreement may not be satisfied or waived; (v) the risk that the merger agreement may be terminated in circumstances requiring Avanos to pay a termination fee; (vi) the potential impact of the announcement or consummation of the proposed transactions on Avanos’ relationships, including with employees, suppliers and customers; and (vii) the other factors and financial, operational and legal risks or uncertainties described in Avanos’ public filings with the SEC, including the “Risk Factors” section of Avanos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the proxy statement to be filed by Avanos in connection with a special meeting of stockholders in connection with the acquisition. The information contained herein speaks only as of the date of this release, and Avanos undertakes no obligation to update forward-looking statements, except as may be required by the securities laws.

Important Additional Information

In connection with the proposed transactions, Avanos intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement (if and when available) will be mailed to stockholders of Avanos. Avanos may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Proxy Statement or any other document that Avanos may mail to its stockholders in connection with the proposed transactions.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Avanos Medical, Inc., its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Avanos’ stockholders in connection with proposed transactions under the rules of the SEC. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions when they become available. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in its securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investors section of Avanos’ website at www.avanos.com.

To: Global All

Team:

I am thrilled to share important and exciting news. We just announced that Avanos Medical has entered into an agreement to be acquired by affiliates of American Industrial Partners, a leading, operationally oriented private equity firm committed to supporting our continued growth and success.

Avanos has been guided by a clear purpose: getting patients back to what matters. Over the past several years, we have taken deliberate steps to become a more focused medical technology organization, leaning into the categories where we can deliver the most clinical value and putting us on track to deliver $1 billion in revenue by 2030. I am proud of what our team has accomplished together and am confident this partnership with AIP positions Avanos for an even brighter future. AIP recognizes the strength of our talented team and the important role we play for patients from hospital to home.

With the support from AIP, we will have enhanced resources and flexibility to build on our progress, advance our innovation roadmap, and strengthen our competitive position. The transaction will also maximize value for our shareholders, reflecting AIP’s confidence in Avanos and what we have all built together.

The most important thing to know is that nothing changes today. Your roles, responsibilities, and day-to-day work remain the same. Our leadership team will continue to guide Avanos, and our commitment to job security remains strong. The Company will retain its name, brand, and headquarters, and leadership continuity will help ensure a smooth transition as we move forward together.

While today’s announcement is an important milestone, it is only the first step. We expect the deal to be completed by the second half of 2026, subject to customary conditions,

including the receipt of regulatory approvals and approval by Avanos stockholders. Until then, we will continue to operate as an independent public company, and we ask that you remain focused on what you do best: providing the trusted products, service, and support that define our company.

We will be holding a town hall with AIP today, April 14, at 9:00 a.m. ET to provide more context around this announcement (calendar invite coming shortly). I hope to see you all there. While we may not have all the answers to your questions today, we’ll do our best to keep you informed as we move toward closing. In the meantime, attached is a FAQ to address some of the initial questions you may have.

As we look ahead, we do so with gratitude. Moving forward in partnership with AIP, we are confident in this next chapter for Avanos and our continued success for years to come.

Best, Dave

Dave Pacitti
Chief Executive Officer

Forward-Looking Statements
This document contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “will,” or “positioned,” and similar expressions. These “forward-looking statements” include statements about the acquisition and related transactions, including the timing of the completion of the acquisition and the potential benefits of the acquisition, which reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Avanos’ actual results may differ materially from its expectations or projections. The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements: (i) uncertainties as to the timing of the acquisition, (ii) the possibility that competing acquisition proposals will be made; (iii) the possibility that Avanos will terminate the merger agreement to enter into an alternative transaction; (iv) the possibility that various closing conditions for the transactions contemplated by the merger agreement may not be satisfied or waived; (v) the risk that the merger agreement may be terminated in circumstances requiring Avanos to pay a termination fee; (vi) the potential impact of the announcement or consummation of the proposed transactions on Avanos’ relationships, including with employees, suppliers and customers; and (vii) the other factors and financial, operational and legal risks or uncertainties described in Avanos’ public filings with the SEC, including the “Risk Factors” section of Avanos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the proxy statement to be filed by Avanos in connection with a special meeting of stockholders in connection with the acquisition. The information contained herein speaks only as of the date of this release, and Avanos undertakes no obligation to update forward-looking statements, except as may be required by the securities laws.
Important Additional Information
In connection with the proposed transactions, Avanos intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement (if and when available) will be mailed to stockholders of Avanos. Avanos may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Proxy Statement or any other document that Avanos may mail to its stockholders in connection with the proposed transactions.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Avanos Medical, Inc., its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Avanos’ stockholders in connection with proposed transactions under the rules of the SEC. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions when they become available. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in its securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investors section of Avanos’ website at www.avanos.com.

EMPLOYEE FAQ

1.What does this transaction mean for Avanos Medical employees?
•We are confident that this transaction will benefit all of our stakeholders, including our employees.
•American Industrial Partners, or AIP, recognizes the strength and talent of our teams, and we expect to benefit from enhanced flexibility and resources to build on our progress, advance our innovation roadmap, and strengthen our competitive position.
•While this partnership will mean a change in ownership of Avanos, we expect to continue operating much as we do today following the completion of the deal, including with respect to your employment.
•Importantly, nothing changes today. It’s business as usual, and your roles, responsibilities, and day-to-day work remain the same.

2.Who is AIP? Why are they the right partner for Avanos? What are AIP’s plans for Avanos?
•AIP is a leading, operationally-oriented private equity firm focused on investing in global manufacturing and engineered products businesses.
•AIP’s approach emphasizes partnering with management teams in building their businesses and driving growth.
•AIP recognizes the strength and talent of our teams, and we expect to benefit from enhanced flexibility and resources to build on our progress, advance our innovation roadmap, and strengthen our competitive position.
•While this partnership will mean a change in ownership of Avanos, we expect to continue operating much as we do today following the completion of the deal.

3.What does it mean to be a private company?
•When the deal is completed, which we expect to occur by the second half of 2026, Avanos’ common stock will no longer be listed on the New York Stock Exchange.
•As a private company, we will benefit from enhanced flexibility and build on our progress, advance our innovation roadmap, and strengthen our competitive position, particularly as we navigate short-term market pressures.
•In addition, we will no longer have certain responsibilities that all public companies must undertake, such as quarterly public financial reporting.
•That said, you should not expect to see any differences in your day-to-day work as a result of transitioning from a public to a private company.

4.Will there be any impact to employee benefits or compensation as a result of the transaction?
•We do not anticipate material changes to our salary, cash incentive compensation, and benefits programs as a result of this transaction.
•Until completion of the deal, Avanos will continue to operate under its current compensation and benefit structures.
•More information with respect to these details will be communicated to you as they are finalized.

5.Will there be any changes to Avanos’ current leadership team?
•There are no planned changes to the leadership team as a result of this transaction.
•Importantly, AIP’s approach emphasizes partnering with management teams in building their businesses and driving growth.

6.I own Avanos stock. What will happen to my stock? What happens to TRSUs, PRSUs, and stock options?
•Employees who are shareholders of Avanos will receive $25.00 in cash for each share of Avanos stock that they own upon completion of the deal.
•If you have unvested TRSUs, PRSUs, or stock options, vesting will accelerate at the completion of the deal.
•More information with respect to these details will be communicated to you as they are finalized.

7.Will Avanos continue to be headquartered in Alpharetta, GA?
•Yes, Avanos will remain headquartered in Alpharetta, GA.

8.Will there be any changes to Avanos’ name and/or brand?
•AIP recognizes the reputable brand we have established, and we do not anticipate any changes to our name or branding at this time.
9.What can employees expect between now and completion of the deal?
•We expect the deal to be completed by the second half of 2026, subject to customary conditions and approvals.
•Until then, it’s business as usual, and we remain an independent public company.
•Your roles, responsibilities, and day-to-day work remain the same, and employees should remain focused on providing the trusted products, service, and support that define our Company.

10.What should we tell our customers or partners who ask about this announcement?
•You should tell them that we are confident this is a terrific outcome for Avanos – and as a result of the transaction, we expect to be even better positioned to meet their needs.
•With that, please emphasize that today’s announcement is part of a longer process, and that until completion of the deal, which we expect to occur by the second half of 2026, it’s business as usual at Avanos.

11.What can I share on social media?
•To comply with SEC rules, employees should not create new content about the announcement.
•Employees may, however, like or share Avanos’ official post regarding the announcement.

12.Will we still hold an Investor Day? What about other upcoming events?
•Today is just day one, and many decisions still need to be made.
•When we have more details to share, we will.

13.What should we do if we get a question from the media or investor community?
•If you receive any inquiries from the media, please send them to Katrine Kubis at CorporateCommunications@avanos.com.
•If you receive any investor inquiries, please send them to Scott Galovan at Investor.Relations@avanos.com.

14.Who should I speak to if I have more questions?
•We are committed to sharing clear and timely updates as the process moves forward and to directly communicating any relevant developments as they occur. In the meantime, if you have questions, please reach out to your manager.

Forward-Looking Statements

This document contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “will,” or “positioned,” and similar expressions. These “forward-looking statements” include statements about the acquisition and related transactions, including the timing of the completion of the acquisition and the potential benefits of the acquisition, which reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Avanos’ actual results may differ materially from its expectations or projections. The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements: (i) uncertainties as to the timing of the acquisition, (ii) the possibility that competing acquisition proposals will be made; (iii) the possibility that Avanos will terminate the merger agreement to enter into an alternative transaction; (iv) the possibility that various closing conditions for the transactions contemplated by the merger agreement may not be satisfied or waived; (v) the risk that the merger agreement may be terminated in circumstances requiring Avanos to pay a termination fee; (vi) the potential impact of the announcement or consummation of the proposed transactions on Avanos’ relationships, including with employees, suppliers and customers; and (vii) the other factors and financial, operational and legal risks or uncertainties described in Avanos’ public filings with the SEC, including the “Risk Factors” section of Avanos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the proxy statement to be filed by Avanos in connection with a special meeting of stockholders in connection with the acquisition. The information contained herein speaks only as of the date of this release, and Avanos undertakes no obligation to update forward-looking statements, except as may be required by the securities laws.

Important Additional Information

In connection with the proposed transactions, Avanos intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement (if and when available) will be mailed to stockholders of Avanos. Avanos may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Proxy Statement or any other document that Avanos may mail to its stockholders in connection with the proposed transactions.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Avanos Medical, Inc., its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Avanos’ stockholders in connection with proposed transactions under the rules of the SEC. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions when they become available. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in its securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investors section of Avanos’ website at www.avanos.com.

AVANOS - AIP JOINT TOWN HALL TALKING POINTS

Dave Pacitti – Introduction / What We Announced

•Hello everyone and thank you for joining us today.

•As you know, we’ve gathered together to talk about the announcement we made that Avanos has entered into an agreement with affiliates of American Industrial Partners – or AIP – a leading, operationally-oriented private equity firm committed to supporting our continued growth and success.

•AIP will acquire Avanos in a transaction valuing our company at approximately $1.272 billion. Upon completion of the deal, Avanos will become a privately held company.

•This is an important milestone and a testament to this team’s hard work and dedication.

•We should all be incredibly proud of the efforts that have gotten us to this point.

•We are thrilled to have Joel Rotroff, a Partner from AIP, joining us for today’s town hall to tell you more about their firm and why they are excited to partner with Avanos.

•First though, I want to provide some more on the background and benefits of this transaction...

Dave Pacitti – Background / Benefits of the Transaction

•Over the past several years, we have taken deliberate steps to become a more focused medical technology organization, leaning into the categories where we can deliver the most clinical value. Thanks to this work, we are on track to deliver $1 billion in revenue by 2030.

•Our Board carefully considered what the right path forward was for Avanos and determined that this transaction with AIP will maximize value for our shareholders, create new opportunities for you, and best position Avanos for continued long‑term growth and success.

•In fact, part of what attracted AIP to our company was our talented team, and they are committed to investing in our business, growing talent, and supporting our management team.

•Ultimately, this partnership with AIP will give us enhanced resources and flexibility to build on our progress, advance our innovation roadmap, and strengthen our competitive position.

•Throughout this process, I have gotten to know the AIP team quite well. In AIP, we have found a partner with great respect for our purpose, people, culture, and the important role we play for patients from hospital to home.

•I’ll hand it over to Joel now to share more...

Joel Rotroff – About AIP / Why Avanos

•Thank you, Dave. It is a pleasure to be here and speak with this talented team.

•We have long admired Avanos, the impact your solutions have to help patients manage care and manage pain, and the momentum you have been building.

•The strength of the business and strategy, the commitment to innovation, and the culture you’ve fostered are exactly what drew us to this partnership.

•And while we are familiar with your company, I know AIP might be a new name for many of you.

•We are a leading PE firm focused on investing in global manufacturing and engineered products businesses.

•Founded in 1988, our approach emphasizes partnering with management teams in building their businesses and driving growth and bringing in our own deep operational capabilities. We believe there are many meaningful opportunities ahead for Avanos.

•We look forward to working with you all to achieve that potential. It’s truly an honor to start Avanos’ next chapter together.

•With that, back to you, Dave…

Dave Pacitti – Looking Ahead / What This Means for You

•Thank you, Joel. We appreciate you joining us today.

•Now, turning to what you all can expect moving forward.

•While we are excited about our future with AIP, it is important to remember that this announcement is just the first step toward completing the deal.

•I want to emphasize that nothing changes today, and your roles, responsibilities, and day-to-day work remain the same.

•Everyone should remain focused on prioritizing our purpose – getting patients back to what matters.

•Looking ahead, the deal is expected to be completed by the second half of 2026, subject to customary conditions and approvals.

•While this partnership will mean a change in ownership of Avanos at that time, we expect to continue operating much as we do today, including with respect to your employment. In addition...

•We do not anticipate material changes to our salary, cash incentive compensation, and benefits programs as a result of this transaction;

•We expect to maintain our company’s name, brand, and headquarters in Alpharetta; and

•There are no planned changes to the leadership team.

•Once the transaction is complete, Avanos will become a private company and will no longer be listed on the New York Stock Exchange.

•That said, you should not expect to see any differences in your day-to-day work as a result of transitioning from a public to a private company.

•We are counting on you to remain focused on providing the trusted products, services, and support that define our company.

•As always, we’ll keep you informed of relevant updates in the process as additional details are finalized.

Dave Pacitti – Closing

•Before I wrap up, I wanted to reiterate my gratitude for all the hard work you all have done to help us reach this point.

•I hope you share my and Joel’s enthusiasm for this next step in Avanos’ history and all we can achieve together.

•With that, we’ll turn to answering employee questions…